UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 11, 2006

GSE SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Delaware   0-26494   52-1868008
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(State or other jurisdiction     (Commission File Number)  (I.R.S. Employer
    of incorporation)      Identification No.)

7133 Rutherford Rd., Suite 200, Baltimore, MD 21244
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(Address of principal executive office and zip code)

(410) 277-3740
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Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Form 8-K

Item 8.01  Other Events

On December 11, 2006, Mr. Jerome Feldman resigned as a member of the GSE Systems, Inc. (the “Company”) Compensation Committee of the Board of Directors (the “Board”). Mr. Feldman remains the Chairman of the Board and is a member of the Company’s Executive Committee. We have had no disagreements relating to our operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: December 14, 2006               /s/ Jeffery G. Hough
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Jeffery G. Hough
Senior Vice President and Chief Financial Officer